FOURTH QUARTER & FULL-YEAR FISCAL 2016 HIGHLIGHTS DINESH C. PALIWAL - CHAIRMAN, PRESIDENT AND CEO SANDRA E. ROWLAND - CHIEF FINANCIAL OFFICER August 4, 2016 Exhibit 99.2

Forward looking information Except for historical information contained herein, the matters discussed in this earnings presentation are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  One should not place undue reliance on these statements.  The Company bases these statements on particular assumptions that it has made in light of its industry experience, as well as its perception of historical trends, current market conditions, current economic data, expected future developments and other factors that the Company believes are appropriate under the circumstances.  These statements involve risks, uncertainties and assumptions that could cause actual results to differ materially from those suggested in the forward-looking statements, including but not limited to: (1) the loss of one or more significant customers, the loss of a significant platform with an automotive customer or the in-sourcing of certain services by the Company’s automotive customers; (2) the Company’s ability to maintain a competitive technological advantage through innovation and leading product designs; (3) the Company’s ability to maintain profitability if there are delays in its product launches or increased pricing pressure from its customers; (4) fluctuations in currency exchange rates, particularly with respect to the value of the U.S. Dollar and the Euro; (5) the inability of the Company’s suppliers to deliver materials, parts and components, including, without limitation, microchips and displays, at the scheduled rate and disruptions arising in connection therewith; (6) fluctuations in the price and supply of raw materials including, without limitation, petroleum, copper, steel, aluminum, synthetic resins, rare metals and rare-earth minerals, or shortages of materials, parts and components; (7) the Company’s failure to protect the security of its products and systems against cyber crime; (8) the Company’s failure to maintain the value of its brands and implementing a sufficient brand protection program; and (9) other risks detailed in the Harman International Industries, Incorporated Annual Report on Form 10-K for the fiscal year ended June 30, 2016 and other filings made by the Company with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement except as required by law. This presentation also makes reference to the Company’s awarded business or “backlog”, which represents the estimated future lifetime net sales for all of the Company’s automotive customers. The Company's awarded business does not represent firm customer orders. The Company reports its awarded business primarily based on written award letters. To validate these awards, the Company uses various assumptions including global vehicle production forecasts, customer take rates for the Company’s products, revisions to product life cycle estimates and the impact of annual price reductions and exchange rates, among other factors. The term “take rate” represents the number of units sold by the Company divided by an estimate of the total number of vehicles of a specific vehicle line produced during the same timeframe. The assumptions the Company uses to validate these awards are updated and reported externally on an annual basis.

Highlights – FISCAL 2016 NET SALES UP 12% TO $1.9B GAAP EBITDA UP 26% TO $212M; OPERATIONAL EBITDA UP 20% TO $225M GAAP EPS $1.01 IN-LINE WITH FY15; OPERATIONAL EPS UP 14% TO $1.57 Note: Operational EBITDA and EPS exclude acquisition-related items, restructuring and non-recurring charges. NET SALES UP 12% TO $6.9B GAAP EBITDA UP 26% TO $804M; OPERATIONAL EBITDA UP 20% TO $836M GAAP EPS UP 3% TO $4.99; OPERATIONAL EPS UP 9% TO $6.24 Q4 2016 FULL-YEAR 2016 INDUSTRY-LEADING $24.1B automotive BACKLOG

OUR BUSINESSES – FISCAL 2016

FY REV $6.9B; FY EBITDA 12.1%; ~29,000 FTEs

HARMAN

TECHNOLOGIES FOR A CONNECTED LIFE

CONNECTED CAR



Navigation, Multimedia, Connectivity, Telematics, Safety & Security Solutions

FY Revenue $3,102M

FY EBITDA 14.3%

LIFESTYLE AUDIO



Premium Branded Audio Products and Sound Management Software for Home, Car and on the go

FY Revenue $2,138M

FY EBITDA 15.4%

PROFESSIONAL SOLUTIONS



Audio, Lighting, Video Switching and Enterprise Automation for Entertainment and Enterprises

FY Revenue $1,014M

FY EBITDA 12.1%

CONNECTED SERVICES



Cloud, Mobility and Analytics Solutions with OTA updates for Car, Mobile and Enterprises

FY Revenue $694M

FY EBITDA 12.2%

EBITDA is non-GAAP measure and excludes acquisition-related items, restructuring and non-recurring charges. FY = Full-year ending June 30, 2016. FY divisional revenue includes $37M intercompany revenues.

©2016 HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

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FINANCIAL PERFORMANCE EBITDA is non-GAAP measure and excludes acquisition-related items, restructuring and non-recurring charges. FY = Full-year ending June 30, 2016. Divisional revenue includes intercompany revenues. Quarter Year-Over-Year YTD Year-Over-Year ($ in millions, except EPS) Q4 FY16 Q4 FY15 Nominal Local Q4 FY16 Q4 FY15 Nominal Local HARMAN Sales 1,880,548,723.8938498 1,678,633,163.8046401 0.12028569698430469 0.11694697725413761 6,911,676,055.8541565 6,155,297,289.1871567 0.12288257270622971 0.16249985806211065 EBITDA ,224,978,380.4869968 ,187,428,459.35972428 0.20034268444210634 0.2055392735020598 ,835,680,502.94972134 ,698,898,705.61763382 0.19571047454038437 0.2319660376235666 % Margin 0.11963443286003309 0.11165540119254863 0.1209085171522042 0.11354426484734867 EPS 1.5678552431441743 1.3741656955572952 0.14095064970191107 0.14479978193149168 6.2413192109166253 5.7083274827293256 9.3370909395068535E-2 0.12548008853352055 Connected Car Sales ,842,629,700.26018465 ,758,372,987.84122598 0.11110194293549758 9.913951850103242E-2 3,101,838,418.5828619 2,911,166,443.8330145 6.5496761668768499E-2 0.10630282836681881 EBITDA ,116,043,134.480731 87,781,344.302815691 0.3219566745810829 0.31338936403296369 ,442,268,803.45114321 ,363,772,340.21678805 0.21578458435728143 0.23826789323146835 % Margin 0.13771545670533078 0.11574956612404254 0.14258279889808145 0.12495758907478467 Lifestyle Audio Sales ,577,541,256.42896914 ,462,657,594.33161551 0.24831249611999096 0.24593327376412066 2,137,752,028.1099761 1,812,579,453.4019637 0.17939769431773489 0.21369870697022053 EBITDA 94,356,568.243363902 61,489,673.209155604 0.53451081000889955 0.55032155821382411 ,329,275,190.13279241 ,260,396,589.3716222 0.2645142201262507 0.29504513810302613 % Margin 0.16337632540190428 0.13290535800668632 0.15402871137674015 0.14366078622533948 Professional Solutions Sales ,286,470,440.67633379 ,284,840,851.21289802 5.721052498252055E-3 1.3943165526333567E-2 1,014,463,062.5425383 1,048,964,353.7250024 -3.2890813743999714E-2 -9.0598374703647622E-3 EBITDA 34,352,882.992877997 45,534,910.7299283 -0.24557043283497193 -0.24419393635959874 ,122,292,241.616631 ,153,057,655.83507809 -0.20100539271029527 -0.1823405176497882 % Margin 0.11991772314020809 0.15986088559991782 0.12054873768408209 0.14591311448434963 Connected Services Sales ,184,865,783.26339594 ,172,622,231.9189004 7.0926851126844825E-2 8.2273120317449822E-2 ,694,307,094.97872162 ,380,992,346.31717622 0.82236494168497232 0.95549232391622496 EBITDA 21,583,953.959237698 30,423,014.982670501 -0.29053862769576555 -0.27300624744073243 84,695,068.511965901 59,818,639.92881896 0.4158641820730451 0.53703765973229367 % Margin 0.11675472647355718 0.17624042189979058 0.12198502524961458 0.15700745611063499

New business Awards North American OEM Porsche Harley Davidson Toyota New vehicle launches BMW X3 and X4 Genesis EQ900/G90 (Hyundai) Kia K3 and K5 TATA Tiago Industry awards Consumer Reports Highest Rated Infotainment System Supplier of the Year – 2016 Automotive Interiors Expo, Germany CONNECTED CAR Q4 FY16 HIGHLIGHTS

LIFESTYLE AUDIO
Q4 FY16 HIGHLIGHTS

HARMAN

CAR AUDIO

New Business Awards:

Audi (Bang & Olufsen) Toyota (JBL) Hyundai/Kia (Infinity)
Lexus (Mark Levinson) SGM Wuling (Infinity) Subaru (Harman Kardon)
Electric Car (Summit Platform)

New Car Launches:

Audi Q5 (Bang & Olufsen) Maserati Quattroporte and Ghibli (Bowers & Wilkins)
Dodge Viper SRT (Harman Kardon)

Milestones:

New Business Awards for ISZ and HALOsonic Sound Management Solutions
Lincoln Luxury World Excellence Award (Revel)

CONSUMER AUDIO

Record 56 Design and Innovation Awards in 2016
Launched Harman Kardon Go+Play and JBL Charge 3





CES INNOVATION AWARDS 2016

reddot award 2016 winner

©2016 HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

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PROFESSIONAL SOLUTIONS
Q4 FY16 HIGHLIGHTS

MAJOR NEW ENTERPRISE INSTALLATIONS

Heinz Field, Pittsburgh

Hyatt Regency, Mexico City

Burj Al Arab Hotel, Dubai

KEY ENTERTAINMENT EVENTS / TOURS

Shanghai Chenshan Classical Music Festival

Academy of Country Music Awards

Multiple Summer Concert Tours

7 INDUSTRY AWARDS RECEIVED

Commercial Integrator's Best Product of 2016 - JBL Pro Control Mount Speakers

RAVe PUBLICATIONS 2016 Readers' Choice Awards (Crown, Martin, JBL and AMX)

24 NEW PRODUCTS LAUNCHED

HEINZ FIELD, PITTSBURGH



HYATT REGENCY, MEXICO



BURJ AL ARAB HOTEL, DUBAI



COUNTRY MUSIC AWARDS



RASCAL FLATTS RHYTHM & ROOTS TOUR


RASCAL FLATTS
RHYTHM & ROOTS TOUR
KELSEA BALLERINI

SHANGHAI CHENSHAN MUSIC FESTIVAL











©2016 HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

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CONNECTED SERVICES
Q4 FY16 HIGHLIGHTS

HARMAN

ENGINEERING CONTRACTS

BMW
Microsoft
PSA
Reliance Jio

OTA CONTRACTS

FCA
Porsche
Subaru

PARTNERSHIPS & AWARDS

Partnership with NXP Semiconductors on Software Update Gateway

EGR Award – Data Analytics Partner of the Year for Europe

IoT Business Impact Award - IoT Evolution Expo

©2016 HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

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FY 2016 Summary

2016 RECAP Record Revenue and EBITDA REPORTED RESULTS ($ IN MILLIONS) 11.4% 12.1% FY15 FY16 FY15 FY16 +12% CONSTANT CURRENCY ($ IN MILLIONS) 11.4% 12.1% FY15 FY16 FY15 FY16 Revenue EBITDA Revenue EBITDA +20% +16% +23% NOTE: EBITDA IS NON-GAAP MEASURE AND EXCLUDES ACQUISITION-RELATED ITEMS, RESTRUCTURING AND NON-RECURRING CHARGES. 6,155 6,912 5,946 6,912 Organic M&A

REVENUE: +11% EBITDA: +24% 15.5% 12.2% 355 694 15.4% 14.4% 1,761 2,138 12.1% 14.6% 1,024 1,014 12.7% 14.3% 2,804 3,102 2016 RECAP DIVISION performance – constant currency LIFESTYLE AUDIO CONNECTED CAR HARMAN PROFESSIONAL SOLUTIONS CONNECTED SERVICES 11.4% 12.1% Organic M&A $ IN MILLIONS 5,946 6,912 NOTE: EBITDA IS A NON-GAAP MEASURE AND EXCLUDES ACQUISITION-RELATED ITEMS, RESTRUCTURING, AND NON-RECURRING CHARGES DIVISIONAL RESULTS INCLUDES INTERCOMPANY REVENUES WHICH ARE ELIMINATED IN CONSOLIDATION REVENUE: -1% EBITDA: -18% REVENUE: +16% EBITDA: +23% REVENUE: +21% EBITDA: +30% FY15 FY16 FY15 FY16 FY15 FY16 FY15 FY16 FY15 FY16

Backlog expansion FY14 FY16 FY12 FY10 CAR AUDIO CONNECTED CAR ($ IN BILLIONS) CAGR +10% 20.5 24.1 16.1 13.6 AWARDED AUTOMOTIVE BUSINESS

STRONG LONG-TERM PERFORMANCE double digit GROWTH REPORTED RESULTS ($ IN MILLIONS) FY12 FY14 5 Year CAGR FY 11-16 +13% REVENUE EBITDA 5 Year CAGR FY 11-16 +21% NOTE: EBITDA IS NON-GAAP MEASURE AND EXCLUDES RESTRUCTURING, ACQUISITION-RELATED ITEMS AND NON-RECURRING CHARGES

FINANCIAL OUTLOOK

NEW DIVISIONAL REPORTING STRUCTURE Reclassification of car AUDIO aftermarket services NOTE: EBITDA IS NON-GAAP MEASURE AND EXCLUDES RESTRUCTURING, ACQUISITION-RELATED ITEMS AND NON-RECURRING CHARGES CONNECTED SERVICES Revenue: $694M EBITDA: $85M, 12.2% TOTAL COMPANY Revenue: $6,912M EBITDA: $836M, 12.1% CONNECTED CAR Revenue: $3,102M EBITDA: $442M, 14.3% LIFESTYLE AUDIO Revenue: $2,138M EBITDA: $329M, 15.4% PROFESSIONAL SOLUTIONS Revenue: $1,014M EBITDA: $122M, 12.1% 2016 REPORTING STRUCTURE NEW REPORTING STRUCTURE CONNECTED SERVICES Revenue: $632M EBITDA: $86M, 13.7% TOTAL COMPANY Revenue: $6,912M EBITDA: $836M, 12.1% CONNECTED CAR Revenue: $3,102M EBITDA: $442M, 14.3% LIFESTYLE AUDIO Revenue: $2,200M EBITDA: $328M, 14.9% PROFESSIONAL SOLUTIONS Revenue: $1,014M EBITDA: $122M, 12.1%

FISCAL YEAR 2017 FORECAST
CONTINUED PROFITABLE GROWTH

HARMAN

REVENUE GROWTH
($ IN MILLIONS)



+ ~7%
6,912
7,300
-
7,500
FY16
FY17E

EBITDA GROWTH
($ IN MILLIONS)



+ ~10 %
836
900
-
940
FY16
FY17E

FORECAST ASSUMPTIONS

- **GEOGRAPHIC ASSUMPTIONS:**

	GDP	AUTOMOTIVE PRODUCTION
NORTH AMERICA:	~ 2.0%	~ 2.0 - 3.0%
EUROPE:	~ 1.5%	~ 0.0 - 1.0%
CHINA:	~ 6.0%	~ 3.0 - 3.5%
GLOBAL:	**~ 2.5%**	**~ 2.0 - 3.0%**

- **INDUSTRY INFOTAINMENT TAKE RATES:**
  Embedded: FY16: ~27%
  FY17: ~30%

- **ASSUMES EUR/USD RATE OF 1.10**

Source: LMC, IHS, BLOOMBERG AND HARMAN RESEARCH

NOTE: EBITDA IS NON-GAAP MEASURE AND EXCLUDES RESTRUCTURING, ACQUISITION-RELATED ITEMS AND NON-RECURRING CHARGES

©2016 HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

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LIFESTYLE AUDIO PROFESSIONAL SOLUTIONS CONNECTED CAR FISCAL 2017 FORECAST DIVISIONAL BREAKOUT 13.7% FY16 FY17E ~14.7% 632 ~680 ~15.1% 14.9% FY16 FY17E 2,200 ~2,410 12.1% 1,014 ~1,045 FY16 FY17E 14.3% ~14.5% 3,102 ~3,320 FY16 FY17E HARMAN 12.1% ~12.4% FY16 FY17E 6,912 7,300-7,500 REVENUE: +7% EBITDA: +9% REVENUE: + ~ 7% EBITDA: + ~ 10% CONNECTED SERVICES LIFESTYLE AUDIO AND CONNECTED SERVICES REVENUE AND EBITDA RESTATED TO REFLECT AUDIO SERVICES RECLASSIFICATION FROM CONNECTED SERVICES TO LIFESTYLE AUDIO NOTE: EBITDA IS NON-GAAP MEASURE AND EXCLUDES ACQUISITION-RELATED ITEMS, RESTRUCTURING AND NON-RECURRING CHARGES $ IN MILLIONS FY 2017 ASSUMES 1.10 EUR/USD FY 2017 INTERCOMPANY ELIMINATIONS $55 MILLION FY 2017 CORPORATE EBITDA ~($165) MILLION ~13.4% REVENUE: +3% EBITDA: +14% REVENUE: +10% EBITDA: +11% REVENUE: +8% EBITDA: +16%

FISCAL YEAR 2017 FORECAST FINANCIAL METRICS – OPERATIONAL $ IN MILLIONS, EXCEPT EPS FY16 REPORTED FY17 FORECAST RANGE NOTE: EBITDA IS NON-GAAP MEASURE AND EXCLUDES ACQUISITION-RELATED ITEMS, RESTRUCTURING AND NON-RECURRING CHARGES EBITDA 836 900 - 940 D & A 159 ~180 EBIT 677 720 - 760 Interest Expense and Misc 46 50 - 60 Pre-Tax Income 631 670 - 700 Income Tax Expense 177 185 - 195 Tax Rate 0.28050713153724249 27.5% - 28.0% Net Income 452.7 485 - 505 Share Count 72.5 ~72 EPS 6.24 6.75 - 7.00

2017 GUIDANCE AND MID-TERM OUTLOOK
PROFITABLE REVENUE GROWTH

HARMAN


REVENUE CAGR
FY16-19
+8%
~$6.9B
~$7.4B
~$7.7B
~$8.6B
12.1%
12.4%
12.7%
13.5%
FY16
FY17E
FY18E
FY19E

GROWTH DRIVERS

REVENUE

- NEW AUTOMOTIVE SOPs
- TAKE RATE EXPANSION
- SOFTWARE SERVICES FOR IOT
- END-TO-END ENTERPRISE SOLUTION SALES

EBITDA

- PRODUCTIVITY INITIATIVES
- FOOTPRINT OPTIMIZATION
- OPERATING LEVERAGE
- HIGHER MARGIN SOFTWARE SERVICES

Global GDP CAGR ~2.5% Global Automotive Production CAGR: ~3% EUR/USD Assumption: 1.10

Source: LMC, IHS, BLOOMBERG AND HARMAN RESEARCH

©2016 HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

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MEGATRENDS AND GROWTH DRIVERS Autonomous Car Internet of Things Smart Audio ARTIFICIAL INTELLIGENCE CLOUD, MOBILITY & ANALYTICS CYBERSECURITY USER INTERFACE SOUND MANAGEMENT SOFTWARE SERVICES PATH TO $11 BILLION IN REVENUE ~$8.6B ~$7.4B ORGANIC REVENUE CAGR FY16-21 +10%

JUNE 30, 2016 ($ IN MILLIONS) CAPITAL STRUCTURE Liquidity & maturity schedule CAPEX PROJECTS TO DRIVE ORGANIC GROWTH STRATEGIC, BOLT-ON ACQUISITIONS THAT ACCELERATE GROWTH CONTINUE DIVIDEND DISTRIBUTIONS ($101M in FY16) SHARE BUYBACK $140M in FY16 (1,632,000 SHARES) $360M BOARD AUTHORIZATION REMAINS CAPITAL ALLOCATION CONSIDERATIONS LIQUIDITY DEBT NON-U. S. U. S. UNDRAWN MATURITY SCHEDULE IN MILLIONS *Includes $12M of Capital Leases

STRONG BALANCE SHEET WITH $1.3 BILLION IN LIQUIDITY INVESTMENT THESIS INDUSTRY-LEADING $24.1B BACKLOG WITH DOUBLE-DIGIT OPERATING MARGINS DEMAND FOR CONNECTED CAR DRIVES TAKE RATES AND SOFTWARE SERVICES POWERFUL BRANDS LIFT AUDIO BUSINESS IN HOME, CAR AND ENTERTAINMENT SOFTWARE SERVICES BUSINESS POISED TO CAPITALIZE ON GROWTH OF IOT SIGNIFICANT EMERGING MARKET GROWTH OPPORTUNITIES IN ALL 4 DIVISIONS SUSTAINABLE INNOVATION WITH ~6,200 PATENTS & PATENTS PENDING GLOBAL FOOTPRINT WITH COMPETITIVE COST STRUCTURE

Thank You

FY16 RESULTS GAAP to NON-GAAP Reconciliation NOTE: EBITDA IS NON-GAAP MEASURE AND EXCLUDES RESTRUCTURING,, NON-RECURRING CHARGES AND ACQUISITION-RELATED ITEMS FY 2016 RESULTS FY 2019 OUTLOOK $ IN MILLIONS, EXCEPT EPS GAAP Adjustments Non-GAAP GAAP adjustments non-GAAP Operating Income 580 895 - 935 Restructuring 25 Acquisition related 56 ~40 Non-Recurring 16 ~5 Adjusted Operating Income 97 677 45 940 - 980 Interest Expense and Misc 49 -3 46 54 - 64 54 - 64 Pre-Tax Income 531 100 631 839 - 869 45 884 - 914 Income Tax Expenses 168 9 177 238 - 243 10 245 - 255 Net Income 362 91 453 601 - 626 36 639 - 659 EPS 4.99 1.25 6.24 8.35 - 8.70 0.50 8.90 - 9.15

FY17 FORECAST GAAP to NON-GAAP Reconciliation NOTE: EBITDA IS NON-GAAP MEASURE AND EXCLUDES RESTRUCTURING,, NON-RECURRING CHARGES AND ACQUISITION-RELATED ITEMS FY 2017 FORECAST FY 2019 OUTLOOK $ IN MILLIONS, EXCEPT EPS GAAP Adjustments Non-GAAP GAAP adjustments non-GAAP Operating Income 615 - 655 895 - 935 Restructuring ~50 Acquisition related ~50 ~40 Non-Recurring ~5 ~5 Adjusted Operating Income 105 720 - 760 45 940 - 980 Interest Expense and Misc 50 - 60 50 - 60 54 - 64 54 - 64 Pre-Tax Income 565 - 595 105 670 - 700 839 - 869 45 884 - 914 Income Tax Expenses 155 - 165 30 185 - 195 238 - 243 10 245 - 255 Net Income 410 - 430 75 485 - 505 601 - 626 36 639 - 659 EPS 5.70 - 5.95 1.05 6.75 - 7.00 8.35 - 8.70 0.50 8.90 - 9.15